FIDELITY
REAL ESTATE HIGH INCOME
FUND

ANNUAL REPORT
NOVEMBER 30, 1998
(2_FIDELITY_LOGOS)(registered trademark)
REHI-ANN-0199   69306


CONTENTS


PERFORMANCE                        3   How the fund has done over time.

FUND TALK                          5   The manager's review of fund performance, strategy
                                       and outlook.

INVESTMENTS                        6   A complete list of the fund's investments with their
                                       market values.

FINANCIAL STATEMENTS               10  Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.

NOTES                              12  Notes to the financial statements.

REPORT OF INDEPENDENT ACCOUNTANTS  14  The auditors' opinion.

DISTRIBUTIONS                      15

PROXY VOTING RESULTS               16

Third party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR Corp. or an affiliated company.


THIS REPORT AND THE FINANCIAL STATEMENTS CONTAINED HEREIN ARE SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE FUND. THIS REPORT IS NOT AUTHORIZED FOR
DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUND UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS.
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE NOT
INSURED BY THE FDIC, FEDERAL RESERVE BOARD OR ANY OTHER AGENCY, AND ARE SUBJECT TO INVESTMENT RISKS, INCLUDING
POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.
NEITHER THE FUND NOR FIDELITY DISTRIBUTORS CORPORATION IS A BANK.
FOR MORE INFORMATION ON THE FUND, INCLUDING CHARGES AND EXPENSES, CALL JEFF GANDEL AT 617-563-6414 FOR A FREE PROSPECTUS. READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

PERFORMANCE: THE BOTTOM LINE

There are several ways to evaluate a fund's historical performance. You can look at the total percentage change in value, the average annual percentage change or the growth of a hypothetical $100,000 investment. Total return reflects the change in the value of an investment, assuming reinvestment of the fund's dividend income and capital gains (the profits earned upon the sale of securities that have grown in value).

CUMULATIVE TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998   PAST 1   LIFE OF
                                  YEAR     FUND

Fidelity Real Estate High Income  -1.35%   77.87%

ML High Yield Master              4.61%    55.47%

High Current Yield Funds Average  0.91%    n/a

CUMULATIVE TOTAL RETURNS show the fund's performance in percentage terms over a set period - in this case, one year or since the fund started on January 5, 1995. For example, if you had invested $1,000 in a fund that had a 5% return over the past year, the value of your investment would be $1,050. You can compare the fund's return to the performance of the Merrill Lynch High Yield Master Index - a market value-weighted index of all domestic and yankee high-yield bonds. Issues included in the index have maturities of one year or more and have a credit rating lower than BBB-/Baa3, but are not in default. To measure how the fund's performance stacked up against its peers, you can compare it to the high current yield funds average, which reflects the performance of mutual funds with similar objectives tracked by Lipper Analytical Services, Inc. The past one year average represents a peer group of 235 mutual funds. These benchmarks include reinvested dividends and capital gains, if any, and exclude the effect of sales charges.

AVERAGE ANNUAL TOTAL RETURNS
PERIODS ENDED NOVEMBER 30, 1998        PAST 1   LIFE OF
                                       YEAR     FUND

Fidelity Real Estate High Income       -1.35%   15.89%

ML High Yield Master                   4.61%    11.97%

High Current Yield Funds Average       0.91%    n/a

AVERAGE ANNUAL TOTAL RETURNS take the fund's cumulative return and show you what would have happened if the fund had performed at a constant rate each year. (Note: Lipper calculates average annual total returns by annualizing each fund's total return, then taking an arithmetic average. This may produce a different figure than that obtained by averaging the cumulative total returns and annualizing the result.)

$100,000 OVER LIFE OF FUND

             Real Estate High Inc        ML High Yield Master
             00671                       ML002
  1995/01/05     100000.00                   100000.00
  1995/01/31     100918.56                   101255.38
  1995/02/28     104093.12                   104414.67
  1995/03/31     105430.21                   105867.78
  1995/04/30     107058.44                   108346.52
  1995/05/31     111364.63                   111731.51
  1995/06/30     112854.47                   112584.91
  1995/07/31     113387.98                   113872.01
  1995/08/31     115807.97                   114563.12
  1995/09/30     117769.89                   115873.84
  1995/10/31     118684.60                   116695.22
  1995/11/30     120329.56                   117834.33
  1995/12/31     121432.24                   119725.79
  1996/01/31     122861.39                   121616.64
  1996/02/29     122234.55                   121799.75
  1996/03/31     122094.38                   121468.97
  1996/04/30     123181.86                   121523.99
  1996/05/31     123858.23                   122400.40
  1996/06/30     126275.58                   123135.66
  1996/07/31     127320.62                   123971.65
  1996/08/31     127913.11                   125251.90
  1996/09/30     132066.15                   127939.25
  1996/10/31     138261.78                   129341.38
  1996/11/30     142842.15                   131956.29
  1996/12/31     143581.99                   132971.66
  1997/01/31     147776.98                   133993.56
  1997/02/28     151913.15                   135873.22
  1997/03/31     152800.96                   134364.15
  1997/04/30     158792.49                   135893.43
  1997/05/31     160484.33                   138597.25
  1997/06/30     163908.63                   140742.72
  1997/07/31     170965.79                   144120.25
  1997/08/31     170997.49                   143795.99
  1997/09/30     176137.46                   146251.11
  1997/10/31     177153.54                   147221.71
  1997/11/30     180300.26                   148540.21
  1997/12/31     182230.32                   150025.34
  1998/01/31     184570.38                   152223.03
  1998/02/28     185221.01                   152888.03
  1998/03/31     188396.33                   154205.59
  1998/04/30     190199.08                   154938.05
  1998/05/31     191620.34                   155940.37
  1998/06/30     190723.90                   156789.42
  1998/07/31     190878.81                   157683.54
  1998/08/31     186214.13                   150879.36
  1998/09/30     183925.92                   151180.30
  1998/10/31     175782.23                   148658.35
  1998/11/30     177871.78                   155469.06
IMATRL PRASUN   SHR__CHT 19981130 19981222 090456 R00000000000050

$100,000 OVER LIFE OF FUND: Let's say hypothetically that $100,000 was invested in Fidelity Real Estate High Income Fund on January 5, 1995, when the fund started. As the chart shows, by November 30, 1998, the value of the investment would have grown to $177,872 - a 77.87% increase on the initial investment. For comparison, look at how the Merrill Lynch High Yield Master Index did over the same period. With dividends reinvested, the same $100,000 investment would have grown to $155,469 - a 55.47% increase.

TOTAL RETURN COMPONENTS

                  YEARS ENDED              JANUARY 5, 1995
                  NOVEMBER 30,             (COMMENCEMENT
                                           OF OPERATIONS) TO
                                           NOVEMBER 30,

                  1998     1997    1996    1995

Dividend returns  9.74%    15.17%  9.59%   9.93%

Capital returns   -11.09%  11.05%  9.12%   10.40%

Total returns     -1.35%   26.22%  18.71%  20.33%

TOTAL RETURN COMPONENTS include both dividend returns and capital returns. A dividend return reflects the actual dividends paid by the fund. A capital return reflects both the amount paid by the fund to shareholders as capital gain distributions and changes in the fund's share price. Both returns assume the dividends or capital gains, if any, paid by the fund are reinvested.

DIVIDENDS
PERIODS ENDED NOVEMBER 30, 1998  PAST 1       PAST 6        PAST 1
                                 MONTH        MONTHS        YEAR

Dividends per share              8.57(cents)  51.41(cents)  111.74(cents)

Annualized dividend rate         10.76%       9.83%         10.36%

30-day annualized yield          12.57%       -             -

DIVIDENDS per share show the income paid by the fund for a set period. If you annualize this number, based on an average share price of $9.69 over the past one month, $10.43 over the past six months and $10.79 over the past one year, you can compare the fund's income over these three periods. The 30-day annualized YIELD is a standard formula for all funds based on the yields of the bonds in the fund, averaged over the past 30 days. This figure shows you the yield characteristics of the fund's investments at the end of the period. It also helps you compare funds from different companies on an equal basis.

(CHECKMARK)
UNDERSTANDING PERFORMANCE
HOW A FUND DID YESTERDAY IS NO GUARANTEE OF
HOW IT WILL DO TOMORROW. BOND PRICES, FOR
EXAMPLE, GENERALLY MOVE IN THE OPPOSITE
DIRECTION OF INTEREST RATES. IN TURN, THE SHARE
PRICE, RETURN AND YIELD OF A FUND THAT INVESTS IN
BONDS WILL VARY. THAT MEANS IF YOU SELL YOUR
SHARES DURING A MARKET DOWNTURN, YOU MIGHT
LOSE MONEY. BUT IF YOU CAN RIDE OUT THE MARKET'S
UPS AND DOWNS, YOU MAY HAVE A GAIN.

FUND TALK: THE MANAGER'S OVERVIEW


An interview with Mark Snyderman, Portfolio Manager of Fidelity Real Estate High Income Fund
Q. HOW DID THE FUND PERFORM, MARK?
A. The second half of the year was difficult for the fund. For the 12 months that ended November 30, 1998, the fund returned -1.35%. In comparison, the Merrill Lynch High Yield Master Index - a broad measure of the high-yield bond market - returned 4.61%, while the high current yield funds average tracked by Lipper Analytical Services returned 0.91% during the same period.
Q. WHY DID THE FUND'S PERFORMANCE TRAIL THAT OF THE INDEX AND THE
AVERAGE?
A. Although the fund measures performance against the Merrill Lynch High Yield index and the Lipper high current yield funds average, these benchmarks represent the broader high-yield bond market. It is important to keep in mind that Real Estate High Income Fund focuses on a small slice of the high-yield market, specifically, real estate securities. Unfortunately, this segment of the bond market underperformed most others during the period. Back in August and September, we witnessed an extreme flight to higher-rated bonds as investors became increasingly concerned about the state of the global financial system. As a result, yield spreads in the high-yield bond market widened significantly in the second half of the year. This trend was especially pronounced in the commercial mortgage-backed security (CMBS) sector of the bond market, where the fund primarily invests. Performance continued to lag the index and the average as high-yield corporate bonds began to rally late in the period following three interest-rate cuts, while the high-yield CMBS market did not.
Q. CAN YOU TELL US A BIT MORE ABOUT THE INVESTMENT ENVIRONMENT FOR COMMERCIAL MORTGAGE-BACKED SECURITIES? WHAT CAUSED THESE SECURITIES TO UNDERPERFORM?
A. There was a supply and demand imbalance in the CMBS market in the second half of the period. Specifically, demand for CMBS dried up over the last six months, resulting in significant widening of yield spreads and declining prices - which move in the opposite direction of yields. Part of the decline in demand was caused by events that were unexpected and unique to the high-yield mortgage bond market. About half of the buyers in the market disappeared in late September and early October and became sellers. Crimmi Mae, one of the biggest buyers of these securities, declared bankruptcy. Further compounding the problem of weak demand, a number of other market participants experienced margin calls due to their high debt levels, which put additional selling pressure on mortgage securities.
Q. DID YOU MAKE ANY SIGNIFICANT CHANGES TO THE FUND OR YOUR STRATEGY AS A RESULT OF THIS DIFFICULT ENVIRONMENT?
A. Not really. The underlying credit quality of the mortgage securities in the portfolio are fine, and the properties' cash flows were in good shape. While these bonds declined in value due to the demand shortage and overall negative environment, I'm comfortable with the fund's holdings and asset allocation. The recent demand shortfall seems like a one-time event and short-term detractor from performance. Nevertheless, before the drastic spread widening occurred, we weren't buying many securities in the higher-rated BB CMBS market because prices looked high. However, the dramatic sell-off in this sector of the market has created opportunities among higher-rated securities. Toward the end of the period, we were buying more BB-rated commercial mortgage securities because the yield spreads were wide enough relative to comparable corporate bonds that these mortgage securities looked attractively valued.
Q. WHICH HOLDINGS PERFORMED WELL AND WHICH WERE DETRACTORS?
A. While the majority of the fund's holdings declined during the period, commercial mortgage-backed securities issued by LB 91-4 and Penn Mutual held up well. In both cases, the credit quality of the underlying mortgages continued to perform better than the market anticipated. On the negative side, the fund was particularly hurt by investments in a few real estate investment trust (REIT) companies, such as bonds issued by Ocwen Asset and the stock of Clarion Commercial Holdings. The credit of Ocwen was hurt by high levels of debt and liquidity problems. While the underlying assets and mortgages at Clarion were in good shape, the company was hurt by the general downturn in the REIT market and by being forced to sell CMBS assets at lower prices.
Q. WHAT'S YOUR OUTLOOK, MARK?
A. Yield spreads are at levels we haven't seen in a long time, creating opportunities for the fund. Looking at high-yield corporate bonds of comparable risk to mortgage securities, it seems that the high-yield CMBS market has been oversold relative to other sectors. As I mentioned earlier, we experienced a very peculiar situation where half of the buyers were over-leveraged with debt, causing a huge dislocation in the market. When you lose significant demand for bonds, yield spreads widen dramatically and it takes some time for buyers to gear up and re-enter the market. However, we are beginning to see signs that buyers are returning. If this trend continues, we could see an increase in demand, tighter yield spreads and higher prices. Clearly, all of these factors would be positive for the fund's performance.

THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO
MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED ON MARKET AND OTHER CONDITIONS.

(CHECKMARK)
FUND FACTS
GOAL: TO PROVIDE HIGH CURRENT INCOME BY INVESTING
PRIMARILY IN REAL ESTATE-RELATED INSTRUMENTS, WITH AN
EMPHASIS ON LOWER-QUALITY ISSUES
START DATE: JANUARY 5, 1995
SIZE: AS OF NOVEMBER 30, 1998, MORE THAN
$73 MILLION
MANAGER: MARK SNYDERMAN, SINCE INCEPTION;
JOINED FIDELITY IN 1994

INVESTMENTS NOVEMBER 30, 1998
SHOWING PERCENTAGE OF TOTAL VALUE OF INVESTMENT IN SECURITIES


CORPORATE BONDS - 11.0%

MOODY'S RATINGS (UNAUDITED) (A)                                 PRINCIPAL                VALUE
                                                                AMOUNT                   (NOTE 1)

CONVERTIBLE BONDS - 4.4%

CONSTRUCTION & REAL ESTATE - 2.7%

REAL ESTATE INVESTMENT TRUSTS - 2.7%

Rockefeller Center Properties, Inc. 0% 12/31/00       -         $ 2,500,000              $ 1,925,000

MEDIA & LEISURE - 1.7%

LODGING & GAMING - 1.7%

ShoLodge, Inc. 7.5% 5/1/04                            B2         2,102,000                1,261,200

TOTAL CONVERTIBLE BONDS                                                                   3,186,200

NONCONVERTIBLE BONDS - 6.6%

CONSTRUCTION & REAL ESTATE - 5.0%

REAL ESTATE - 2.4%

LNR Property Corp. 9.375% 3/15/08                     B1         1,825,000                1,733,750

REAL ESTATE INVESTMENT TRUSTS - 2.6%

Ocwen Asset Investment Corp. 11.5% 7/1/05 (c)         -          2,525,000                1,893,750

TOTAL CONSTRUCTION & REAL ESTATE                                                          3,627,500

FINANCE - 1.0%

CREDIT & OTHER FINANCE - 0.7%

Emergent Group, Inc. 10.75% 9/15/04                   Caa2       1,200,000                480,000

SAVINGS & LOANS - 0.3%

Wilshire Financial Services Group, Inc. 13% 1/1/04    -          2,000,000                260,000

TOTAL FINANCE                                                                             740,000

MEDIA & LEISURE - 0.4%

LODGING & GAMING - 0.4%

ShoLodge, Inc. 9.75% 11/1/06                          B1         420,000                  268,800

SERVICES - 0.2%

AMRESCO, Inc. 9.875% 3/15/05                          Caa3       180,000                  129,600

TOTAL NONCONVERTIBLE BONDS                                                                4,765,900

TOTAL CORPORATE BONDS                                                                     7,952,100
(Cost $11,664,636)

ASSET-BACKED SECURITIES - 1.9%

MOODY'S RATINGS (UNAUDITED) (A)                                   PRINCIPAL                VALUE
                                                                  AMOUNT                   (NOTE 1)

Saxon Asset Securities Trust:

8% 12/25/27 (c)                                       BB          $ 1,000,000              $ 871,680

8.6% 12/25/27 (c)                                     B           863,000                  531,953

TOTAL ASSET-BACKED SECURITIES                                                              1,403,633
(Cost $1,435,139)

COLLATERALIZED MORTGAGE OBLIGATIONS - 2.3%

PRIVATE SPONSOR - 2.3%

Credit-Based Asset Servicing and Securitization
LLC Series 1997-2:

Class 2-B, 0% 12/29/25 (FRN)(c)(d)                    Ba3       894,301                 316,918

Class 2-C, 0% 12/29/25 (FRN)(c)(d)                    B3        2,550,000               312,375

DLJ Mortgage Acceptance Corp. Series 1996-TD:

Class C, 6.8799% 9/29/23 (c)(d)                       B3        655,276                 528,214

Class D, 6.6697% 9/29/23 (c)(d)                       -         1,032,497               188,431

GE Capital Mortgage Services, Inc. Series 1998-7:

Class B4, 6.5% 4/25/13 (c)                            -         337,134                 238,627

Class B5, 6.5% 4/25/13 (c)                            -         252,853                 58,156

TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS                                              1,642,721
(Cost $2,347,619)

COMMERCIAL MORTGAGE SECURITIES - 67.8%



ACP Mortgage LP floater Series F, 7.3892% 2/28/28
(c)(d)                                                B          1,578,295                 1,249,852

Atherton Franchisee Loan Funding LLP Series 1998-A:

Class E, 8.25% 5/15/20 (c)                            BB         1,500,000                 1,180,313

Class F, 7.44% 8/15/19 (c)                            B          2,000,000                 1,250,000

Bankers Trust Remic Trust 1988-1 Series 1998-S1A:

Class G, 8.4431% 11/28/02 (c)(d)                      Ba2        930,000                   808,664

Class H, 0%                                           B3         1,398,154                 1,094,929
11/28/02 (FRN)(c)(d)

COMMERCIAL MORTGAGE SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)                                   PRINCIPAL                 VALUE
                                                                  AMOUNT                    (NOTE 1)

Berkeley Federal Bank & Trust FSB Series 1994 Class 1-B
7.6626% 8/1/24 (c)(d)                                 -         $ 1,400,000               $ 1,039,500

BKB Commercial Mortgage Trust Series 1997-C1:

Class F, 8.7147% 4/26/04 (c)(d)                       B          2,276,000                 2,101,388

Class G, 8.7147% 4/27/09 (c)(d)                       CCC        2,141,500                 1,370,560

Class H, 8.94% 10/25/22 (c)(d)                        -          760,975                   152,195

Blaylock Mortgage Capital Corp. Series 1997-A:

Class B5, 6.425% 10/15/03 (c)                         B-         110,000                   73,923

Class B6, 6.425% 10/15/03 (c)                         CCC        110,000                   48,950

Class B7, 6.425% 10/15/03 (c)                         -          147,000                   44,697

CBM Funding Corp. sequential pay Series 1996-1
Class B, 7.48% 2/1/08                                 A          1,000,000                 1,053,594

CS First Boston Mortgage Securities Corp. Series
1997-SPICE Class G, 7.768% 8/20/36 (c)                -          1,351,409                 1,046,920

DLJ Mortgage Acceptance Corp.:

Series 1994-MF11:

Class B2, 8.1% 6/18/04 (c)                            Ba2        1,000,000                 832,970

Class B3, 8.1% 6/18/04 (c)                            B2         1,342,000                 1,075,908

Series 1994-MF4 Class C, 8.5% 4/18/01 (c)             -          460,000                   344,856

First Chicago/Lennar Trust I Series 1997-CHL1
Class E, 8.1117% 4/1/39 (d)                           -          2,800,000                 2,143,750

FMAC Loan Receivables Trust:

Series 1997-A Class F, 8.1062% 4/15/19 (c)(d)         -          1,396,868                 948,997

Series 1997-B:

Class E, 7.8912% 9/15/19 (c)(d)                       -          1,000,000                 750,938

Class F, 7.89% 9/15/19 (c)(d)                         -          2,190,865                 1,399,415

Series 1997-C Class F, 8.2652% 12/15/19 (c)(d)        -          1,129,582                 741,994

Series 1998-A Class E, 7.9263% 9/15/20 (c)(d)         BB         1,500,000                 1,003,125

GAFCO Franchisee Loan Trust Series 1998-1 Class D,
14.5% 6/1/16 (c)(d)                                   -          2,700,000                 2,085,737



MOODY'S RATINGS (UNAUDITED) (A)                                  PRINCIPAL                 VALUE
                                                                 AMOUNT                    (NOTE 1)

Kidder Peabody Acceptance Corp. I:

Series 1993-M3 Class F, 6.5% 11/25/25 (c)             B2        $ 2,000,000               $ 1,861,250

Series 1994-M1 Class D, 8.1284% 7/25/01 (c)(d)        -          842,000                   535,591

LB Multifamily Mortgage Trust Series 1991-4           Caa1       2,626,634                 1,772,978
Class A1, 7.2559% 4/25/21 (d)

LTC Commercial Mortgage Pass Through Certificates
7.792% 5/28/30 (c)                                    BB         800,000                   670,608

Morgan Stanley Capital I, Inc. Series 1996-MBL1
Class E, 8.2465% 5/25/21 (c)(d)                       -          1,166,765                 1,147,805

Nomura Depositor Trust floater Series 1998-ST1A:

Class B-2, 9.5278% 1/15/03 (c)(d)                     -          2,000,000                 1,738,750

Class B2-A, 9.5278% 2/15/34 (c)(d)                    -          200,000                   173,875

Penn Mutual Life Insurance Co. (The)/Penn Insurance
& Annuity Co.
Series 1996-PML:

Class L, 7.9% 11/15/26 (c)                            -          2,500,000                 1,300,250

Class M, 7.9% 11/15/26 (c)                            -          5,862,000                 826,542

Resolution Trust Corp.:

floater Series 1991-M2                                Ba3        2,957,232                 2,454,503
Class A1, 6.8781% 9/25/20 (d)

Series 1991-M2:

Class A-3, 7.2498% 9/25/20 (d)                        Ba3        850,881                   689,214

Class A2, 7.4824% 9/25/20 (d)                         Ba3        1,485,460                 1,232,932

Structured Asset Securities Corp.:

Series 1993-C1 Class E, 6.6% 10/25/24 (c)             B          3,250,268                 1,462,620

Series 1995-C1:

Class E, 7.375% 9/25/24 (c)                           BB         2,350,000                 2,273,625

Class F, 7.375% 12/25/25 (c)                          -          1,000,000                 795,838

Series 1996-CFL:

Class G, 7.75% 2/25/28 (c)                            -          3,450,000                 3,068,880

Class H, 7.75% 2/25/28 (c)                            -          2,500,000                 1,753,350

COMMERCIAL MORTGAGE SECURITIES - CONTINUED

MOODY'S RATINGS (UNAUDITED) (A)                                  PRINCIPAL                 VALUE
                                                                 AMOUNT                    (NOTE 1)

Structured Mortgage Trust Series 1997-2:              -         $ 950,000                 $ 624,625
Class C, 7.41% 1/30/06
 (WAC) (c)

Class D, 7.41% 1/30/06 (WAC) (c)                      -          1,200,000                 758,813

TOTAL COMMERCIAL MORTGAGE SECURITIES                                                       48,985,224
(Cost $48,977,044)

COMPLEX MORTGAGE SECURITIES - 0.1%



INTEREST ONLY STRIPS - 0.1%

BKB Commercial Mortgage Trust Series 1997-C1          BBB       16,809,935                  67,240
Class X-1, 1.135% 12/26/01 (c)(d)(e)
(Cost $110,540)



COMMON STOCKS - 8.9%

                                                        SHARES

CONSTRUCTION & REAL ESTATE - 8.9%

REAL ESTATE - 1.8%

Boardwalk Equities, Inc. (b)                             70,000                789,929

Boardwalk Equities, Inc. (b)(c)                          3,800                 42,882

Fortress Investment Corp. (b)(c)                         25,000                434,375

                                                                               1,267,186

REAL ESTATE INVESTMENT TRUSTS - 7.1%

AMRESCO Capital Trust, Inc.                              120,000               990,000

Annaly Mortgage Management, Inc.                         35,000                297,500

Apex Mortgage Capital, Inc.                              104,500               1,077,656

Clarion Commercial Holdings, Inc.                        64,000                384,000
Class A

Imperial Credit Commercial Mortgage Investment Corp.     25,000                246,875

LTC Properties, Inc.                                     40,000                670,000

Northstar Capital Investment Corp. (c)                   40,000                640,000

Ocwen Asset Investment Corp.                             40,000                220,000

Redwood Trust, Inc.                                      42,151                608,555

                                                                               5,134,586

TOTAL CONSTRUCTION & REAL ESTATE                                               6,401,772

HEALTH - 0.0%

MEDICAL FACILITIES MANAGEMENT - 0.0%

LTC Healthcare, Inc. (b)                                 5,850                 16,819

TOTAL COMMON STOCKS                                                            6,418,591
(Cost $9,097,512)



PREFERRED STOCKS - 6.4%

                                              SHARES               VALUE
                                                                   (NOTE 1)

CONVERTIBLE PREFERRED STOCKS - 1.8%

CONSTRUCTION & REAL ESTATE - 1.8%

REAL ESTATE INVESTMENT TRUSTS - 1.8%

Apartment Investment & Management Co. $0.90    15,000              $ 588,750

General Growth Properties, Inc.                7,500                193,125
$1.8125 PIERS

Innkeepers USA Trust Series A, $2.16           25,000               500,000

                                                                    1,281,875

NONCONVERTIBLE PREFERRED STOCKS - 4.6%

CONSTRUCTION & REAL ESTATE - 4.6%

REAL ESTATE INVESTMENT TRUSTS - 4.6%

Crown America Realty Trust                     40,300               1,974,700
Series A, $5.50

Walden Residential Properties, Inc.            60,600               1,363,500
$2.30

                                                                    3,338,200

TOTAL PREFERRED STOCKS                                              4,620,075
(Cost $4,870,633)





CASH EQUIVALENTS - 1.6%

                                                                                MATURITY                  AMOUNT
Investments in repurchase agreements (U.S. Treasury obligations),
in a joint trading account at 5.25%, dated 11/30/98                            $ 1,144,167                 1,144,000
due 12/1/98
(Cost $1,144,000)

TOTAL INVESTMENT IN SECURITIES - 100%                                                                       $ 72,233,584
(Cost $79,647,123)


SECURITY TYPE ABBREVIATION
FRN  - FLOATING RATE NOTE
PIERS - PREFERRED INCOME EQUITY REDEEMABLE SECURITY
WAC  - WEIGHTED AVERAGE COUPON

LEGEND
(a) Standard & Poor's credit ratings are used in the absence of a rating by Moody's Investors Service, Inc.
(b) Non-income producing
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the period end, the value of these securities amounted to $45,762,854 or 62.2% of net assets.
(d) The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
(e) Security represents right to receive monthly interest payments on an underlying pool of mortgages. Principal shown is the par amount of the mortgage pool.
OTHER INFORMATION
The composition of long-term debt holdings as a percentage of total value of investments in securities, is as follows (ratings are unaudited):

MOODY'S RATINGS     S&P RATINGS

Aaa, Aa, A   0.0%   AAA, AA, A   1.5%

Baa          0.0%   BBB          0.1%

Ba           8.9%   BB           8.2%

B            11.2%  B            19.7%

Caa          3.4%   CCC          2.9%

Ca, C        0.0%   CC, C        0.0%

                    D            2.5%

The percentage not rated by Moody's or S&P amounted to 38.7%. FMR has determined that unrated debt securities that are lower quality account for 23.5% of the total value of investment in securities.

INCOME TAX INFORMATION
At November 30, 1998, the aggregate cost of investment securities for income tax purposes was $79,655,851. Net unrealized depreciation aggregated $7,422,267, of which $2,379,445 related to appreciated investment securities and $9,801,712 related to depreciated investment securities.
The fund hereby designates approximately $5,857,000 as a capital gain dividend for the purpose of the dividend paid deduction.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES



 NOVEMBER 30, 1998

ASSETS

INVESTMENT IN SECURITIES, AT VALUE (INCLUDING REPURCHASE AGREEMENTS OF $1,144,000)
(COST $79,647,123) - SEE                                                                                      $ 72,233,584
ACCOMPANYING SCHEDULE

CASH                                                                                                          802,236

RECEIVABLE FOR INVESTMENTS SOLD                                                                               1,076,339

DIVIDENDS RECEIVABLE                                                                                          90,890

INTEREST RECEIVABLE                                                                                           869,762

 TOTAL ASSETS                                                                                                 75,072,811

LIABILITIES

PAYABLE FOR INVESTMENTS PURCHASED                                                                $ 1,469,405

ACCRUED MANAGEMENT FEE                                                                           44,208

OTHER PAYABLES AND ACCRUED EXPENSES                                                              29,823

 TOTAL LIABILITIES                                                                                            1,543,436

NET ASSETS                                                                                                    $ 73,529,375

NET ASSETS CONSIST OF:

PAID IN CAPITAL                                                                                               $ 78,851,768

UNDISTRIBUTED NET INVESTMENT INCOME                                                                           922,526

ACCUMULATED UNDISTRIBUTED NET REALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           1,168,620

NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENTS                                                     (7,413,539)

NET ASSETS, FOR 7,531,051 SHARES OUTSTANDING                                                                  $ 73,529,375

NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE ($73,529,375 (DIVIDED BY) 7,531,051 SHARES)    $9.76


STATEMENT OF OPERATIONS

 YEAR ENDED NOVEMBER 30, 1998

INVESTMENT INCOME                                                                           $ 741,923
DIVIDENDS

INTEREST                                                                                     6,959,361

 TOTAL INCOME                                                                                7,701,284

EXPENSES

MANAGEMENT FEE                                                                  $ 536,850

TRANSFER AGENT FEES                                                              17,027

ACCOUNTING FEES AND EXPENSES                                                     60,164

NON-INTERESTED TRUSTEES' COMPENSATION                                            271

CUSTODIAN FEES AND EXPENSES                                                      4,856

REGISTRATION FEES                                                                2,710

AUDIT                                                                            37,539

LEGAL                                                                            5,102

MISCELLANEOUS                                                                    623

 TOTAL EXPENSES BEFORE REDUCTIONS                                                665,142

 EXPENSE REDUCTIONS                                                              (11,372)    653,770

NET INVESTMENT INCOME                                                                        7,047,514

REALIZED AND UNREALIZED GAIN (LOSS)
NET REALIZED GAIN (LOSS) ON:

 INVESTMENT SECURITIES                                                           1,686,021

 FOREIGN CURRENCY TRANSACTIONS                                                   (620)       1,685,401

CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION) ON INVESTMENT SECURITIES                (10,123,790)

NET GAIN (LOSS)                                                                              (8,438,389)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             $ (1,390,875)


STATEMENT OF CHANGES IN NET ASSETS



                                                                                             YEAR ENDED     YEAR ENDED
                                                                                             NOVEMBER 30,   NOVEMBER 30,
                                                                                             1998           1997

INCREASE (DECREASE) IN NET ASSETS

OPERATIONS                                                                                   $ 7,047,514    $ 4,413,401
NET INVESTMENT INCOME

 NET REALIZED GAIN (LOSS)                                                                    1,685,401      8,027,505

 CHANGE IN NET UNREALIZED APPRECIATION (DEPRECIATION)                                        (10,123,790)   (1,732,963)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS                             (1,390,875)    10,707,943

DISTRIBUTIONS TO SHAREHOLDERS                                                                (7,493,833)    (6,037,275)
FROM NET INVESTMENT INCOME

 FROM NET REALIZED GAIN                                                                      (6,036,848)    (2,664,180)

 TOTAL DISTRIBUTIONS                                                                         (13,530,681)   (8,701,455)

SHARE TRANSACTIONS                                                                           24,999,660     6,243,135
NET PROCEEDS FROM SALES OF SHARES

 REINVESTMENT OF DISTRIBUTIONS                                                                13,530,317     2,983,250

 COST OF SHARES REDEEMED                                                                      -              (19,008,500)

 NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS                     38,529,977     (9,782,115)

  TOTAL INCREASE (DECREASE) IN NET ASSETS                                                    23,608,421     (7,775,627)

NET ASSETS

 BEGINNING OF PERIOD                                                                         49,920,954     57,696,581

 END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $922,526 AND
$870,640, RESPECTIVELY)                                                                      $ 73,529,375   $ 49,920,954

OTHER INFORMATION
SHARES

 SOLD                                                                                         2,262,960      557,115

 ISSUED IN REINVESTMENT OF DISTRIBUTIONS                                                      1,248,709      248,595

 REDEEMED                                                                                     -              (1,656,813)

 NET INCREASE (DECREASE)                                                                      3,511,669      (851,103)

SEE ACCOMPANYING NOTES WHICH ARE AN INTEGRAL PART OF THE FINANCIAL STATEMENTS.



FINANCIAL HIGHLIGHTS
                                                                   YEARS ENDED NOVEMBER 30,      JANUARY 5, 1995
                                                                                                 (COMMENCEMENT OF
                                                                                                 OPERATIONS) TO
                                                                                                 NOVEMBER 30,

                                                                   1998      1997      1996       1995

SELECTED PER-SHARE DATA

NET ASSET VALUE, BEGINNING OF PERIOD                               $ 12.420  $ 11.850  $ 11.040  $ 10.000

INCOME FROM INVESTMENT OPERATIONS                                   1.033 D   1.124 D   .950 D    .922
NET INVESTMENT INCOME

 NET REALIZED AND UNREALIZED GAIN (LOSS)                            (1.136)   1.594     .970      1.045

 TOTAL FROM INVESTMENT OPERATIONS                                   (.103)    2.718     1.920     1.967

LESS DISTRIBUTIONS

 FROM NET INVESTMENT INCOME                                         (1.117)   (1.508)   (.930)    (.837)

 IN EXCESS OF NET INVESTMENT INCOME                                 -         -         -         (.090)

 FROM NET REALIZED GAIN                                             (1.440)   (.640)    (.180)    -

 TOTAL DISTRIBUTIONS                                                (2.557)   (2.148)   (1.110)   (.927)

NET ASSET VALUE, END OF PERIOD                                     $ 9.760   $ 12.420  $ 11.850  $ 11.040

TOTAL RETURN B, C                                                   (1.35)%   26.22%    18.71%    20.33%

RATIOS AND SUPPLEMENTAL DATA

NET ASSETS, END OF PERIOD (000 OMITTED)                            $ 73,529  $ 49,921  $ 57,697  $ 72,429

RATIO OF EXPENSES TO AVERAGE NET ASSETS                             .91%      1.02%     .91%      1.09% A

RATIO OF EXPENSES TO AVERAGE NET ASSETS AFTER EXPENSE REDUCTIONS    .89% E    .99% E    .90% E    1.09% A

RATIO OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS                9.65%     9.58%     8.72%     9.14% A

PORTFOLIO TURNOVER RATE                                             53%       80%       53%       49% A


A ANNUALIZED
B TOTAL RETURNS FOR PERIODS OF LESS THAN ONE YEAR ARE NOT ANNUALIZED. C THE TOTAL RETURNS WOULD HAVE BEEN LOWER HAD CERTAIN EXPENSES NOT BEEN REDUCED DURING THE PERIODS SHOWN (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
D NET INVESTMENT INCOME PER SHARE HAS BEEN CALCULATED BASED ON AVERAGE SHARES OUTSTANDING DURING THE PERIOD.
E FMR OR THE FUND HAS ENTERED INTO VARYING ARRANGEMENTS WITH THIRD PARTIES WHO EITHER PAID OR REDUCED A PORTION OF THE FUND'S EXPENSES (SEE NOTE 5 OF NOTES TO FINANCIAL STATEMENTS).
NOTES TO FINANCIAL STATEMENTS
For the period ended November 30, 1998


1. SIGNIFICANT ACCOUNTING POLICIES.
Fidelity Real Estate High Income Fund (the fund) is a fund of Fidelity Advisor Series IV (the trust) and is authorized to issue an unlimited number of shares. The trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company organized as a Massachusetts business trust. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions at the date of the financial statements. The following summarizes the significant accounting policies of the fund:
SECURITY VALUATION. Securities are valued based upon a computerized matrix system and/or appraisals by a pricing service, both of which consider market transactions and dealer-supplied valuations. Securities (including restricted securities) for which market quotations are not readily available are valued primarily using dealer-supplied quotes or at their fair value as determined in good faith under consistently applied procedures under the general supervision of the Board of Trustees. Short-term securities with remaining maturities of sixty days or less for which quotations are not readily available are valued at amortized cost or original cost plus accrued interest, both of which approximate current value. FOREIGN CURRENCY TRANSLATION. The accounting records of the fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments are translated into U.S. dollars at the prevailing exchange rate on the respective dates of the transactions.
Net realized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income accrued and the U.S. dollar amount actually received, and gains and losses between trade and settlement date on purchases and sales of securities. The effects of changes in foreign currency exchange rates on investments in securities are included with the net realized and unrealized gain or loss on investment securities.
INCOME TAXES. As a qualified regulated investment company under Subchapter M of the Internal Revenue Code, the fund is not subject to income taxes to the extent that it distributes substantially all of its taxable income for the fiscal year. The schedule of investments includes information regarding income taxes under the caption "Income Tax Information."
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is accrued as earned. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. The fund may place a debt obligation on non-accrual status and reduce related interest income by ceasing current accruals and writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures, under the general supervision of the Board of Trustees of the fund. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectibility of interest is reasonably assured.
EXPENSES. Most expenses of the trust can be directly attributed to a fund. Expenses which cannot be directly attributed are apportioned among the funds in the trust.
DISTRIBUTIONS TO SHAREHOLDERS. Distributions are declared daily and paid monthly from net investment income. Distributions from realized gains, if any, are recorded on the ex-dividend date.
Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences, which may result in distribution reclassifications, are primarily due to differing treatments for paydown gains/losses on certain securities, foreign currency transactions, non-taxable dividends and losses deferred due to wash sales.
Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital. Undistributed net investment income and accumulated undistributed net realized gain (loss) on investments and foreign currency transactions may include temporary book and tax basis differences which will reverse in a subsequent period. Any taxable income or gain remaining at fiscal year end is distributed in the following year.
SECURITY TRANSACTIONS. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.

2. OPERATING POLICIES.
FOREIGN CURRENCY CONTRACTS. The fund generally uses foreign currency contracts to facilitate transactions in foreign-denominated securities. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms. The U.S. dollar value of foreign currency contracts is determined using contractual currency exchange rates established at the time of each trade.
JOINT TRADING ACCOUNT. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the fund, along with other affiliated entities of Fidelity Management & Research Company (FMR), may transfer uninvested cash balances into one or more joint trading accounts. These balances are invested in one or more repurchase agreements for U.S. Treasury or Federal Agency obligations.
REPURCHASE AGREEMENTS. The underlying U.S. Treasury or Federal Agency securities are transferred to an account of the fund, or to the Joint Trading Account, at a bank custodian. The securities are marked-to-market daily and maintained at a value at least equal to the principal amount of the repurchase agreement (including accrued interest). FMR, the fund's investment adviser, is responsible for determining that the value of the underlying securities remains in accordance with the market value requirements stated above.

2. OPERATING POLICIES - CONTINUED
RESTRICTED SECURITIES. The fund is permitted to invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. At the end of the period, the fund had no investments in restricted securities (excluding 144A issues).

3. PURCHASES AND SALES OF INVESTMENTS.
Purchases and sales of securities, other than short-term securities, aggregated $66,076,780 and $37,319,590, respectively, of which U.S. government and government agency obligations aggregated $39,641,728 and $31,927,408, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES.
MANAGEMENT FEE. As the fund's investment adviser, FMR receives a monthly fee that is calculated on the basis of a group fee rate plus a fixed individual fund fee rate applied to the average net assets of the fund. The group fee rate is the weighted average of a series of rates and is based on the monthly average net assets of all the mutual funds advised by FMR. The rates ranged from .1100% to .3700% for the period. The annual individual fund fee rate is .60%. In the event that these rates were lower than the contractual rates in effect during the period, FMR voluntarily implemented the above rates, as they resulted in the same or a lower management fee. For the period, the management fee was equivalent to an annual rate of .73% of average net assets. TRANSFER AGENT FEES. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of FMR, is the fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. FIIOC pays for typesetting, printing and mailing of all shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .02% of average net assets.
ACCOUNTING FEES. Fidelity Service Company, Inc., an affiliate of FMR, maintains the fund's accounting records. The fee is based on the level of average net assets for the month plus out-of-pocket expenses.

5. EXPENSE REDUCTIONS.
FMR has directed certain portfolio trades to brokers who paid a portion of the fund's expenses. For the period, the fund's expenses were reduced by $283 under this arrangement.
In addition, the fund has entered into arrangements with its custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's expenses. During the period, the fund's custodian and transfer agent fees were reduced by $4,671 and $6,418, respectively, under these arrangements.

6. BENEFICIAL INTEREST.
At the end of the period, two shareholders were each record owners of more than 10% of the total outstanding shares of the fund, totaling 100%.

REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees of Fidelity Advisor Series IV and the Shareholders of Fidelity Real Estate High Income Fund:
In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Fidelity Real Estate High Income Fund (a fund of Fidelity Advisor Series IV) at November 30, 1998, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fidelity Real Estate High Income Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

/s/PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP
Boston, Massachusetts
January 12, 1999

DISTRIBUTIONS


The Board of Trustees of Fidelity Real Estate High Income Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions derived from capital gains realized from sales of portfolio securities:

PAY DATE        12/22/97 1/5/98  12/21/98

RECORD DATE     12/19/97 1/2/98  12/18/98

SHORT-TERM
CAPITAL GAINS   $ .03    $.01    $ -

LONG-TERM
CAPITAL GAINS   $1.28    $.12    $.15

LONG-TERM
CAPITAL GAIN PERCENTAGES
 28% rate       58.77%   59.51%  -
 20% rate       41.23%   40.49%  100%

A total of 1.2% of the dividends distributed during the fiscal year was derived from interest on U.S Government securities which is generally exempt from state income tax.
A total of 0.05% of the dividends distributed during the fiscal year qualifies for the dividends received deduction for corporate shareholders.
The fund will notify shareholders in January 1999 of the applicable percentages for use in preparing 1998 income tax returns.

PROXY VOTING RESULTS

A special meeting of the fund's shareholders was held on October 7, 1998. The results of votes taken among shareholders on proposals before them are reported below. Each vote reported represents one dollar of net asset value held on the record date for the meeting.

PROPOSAL 1
To elect as Trustees the following twelve nominees.

                # OF            % OF
                VOTES CAST      VOTES CAST
RALPH F. COX
AFFIRMATIVE    539,625,345.29   98.805

WITHHELD       6,524,581.07     1.195

TOTAL          546,149,926.36   100.000

PHYLLIS BURKE DAVIS
AFFIRMATIVE    539,570,849.71   98.795

WITHHELD       6,579,076.65     1.205

TOTAL          546,149,926.36   100.000

ROBERT M. GATES
AFFIRMATIVE    539,510,050.47   98.784

WITHHELD       6,639,875.89     1.216

TOTAL          546,149,926.36   100.000

EDWARD C. JOHNSON 3D
AFFIRMATIVE    538,985,893.01   98.688

WITHHELD       7,164,033.35     1.312

TOTAL          546,149,926.36   100.000

E. BRADLEY JONES
AFFIRMATIVE    538,927,817.43   98.678

WITHHELD       7,222,108.93     1.322

TOTAL          546,149,926.36   100.000

DONALD J. KIRK
AFFIRMATIVE    539,628,066.94   98.806

WITHHELD       6,521,859.42     1.194

TOTAL          546,149,926.36   100.000

PROPOSAL 2
To ratify the selection of PricewaterhouseCoopers LLP as independent accountants of the fund.
 # OF % OF
 VOTES CAST VOTES CAST
AFFIRMATIVE    78,805,097.87   100.000

AGAINST        .00             .000

ABSTAIN        .00             .000

TOTAL          78,805,097.87   100.000

PROPOSAL 3
To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
 # OF % OF
 VOTES CAST VOTES CAST
AFFIRMATIVE    479,594,533.67   95.156

AGAINST        10,033,506.32    1.991

ABSTAIN        14,379,781.75    2.853

TOTAL          504,007,821.74   100.000

BROKER         42,142,104.62
 NON-VOTES

 # OF % OF
 VOTES CAST VOTES CAST
PETER S. LYNCH
AFFIRMATIVE    539,693,497.37   98.818

WITHHELD       6,456,428.99     1.182

TOTAL          546,149,926.36   100.000

WILLIAM O. MCCOY
AFFIRMATIVE    539,146,457.11   98.718

WITHHELD       7,003,469.25     1.282

TOTAL          546,149,926.36   100.000

GERALD C. MCDONOUGH
AFFIRMATIVE    539,461,031.30   98.775

WITHHELD       6,688,895.06     1.225

TOTAL          546,149,926.36   100.000

MARVIN L. MANN
AFFIRMATIVE    539,523,857.95   98.787

WITHHELD       6,626,068.41     1.213

TOTAL          546,149,926.36   100.000

ROBERT C. POZEN
AFFIRMATIVE    539,551,908.09   98.792

WITHHELD       6,598,018.27     1.208

TOTAL          546,149,926.36   100.000

THOMAS R. WILLIAMS
AFFIRMATIVE    539,441,485.70   98.772

WITHHELD       6,708,440.66     1.228

TOTAL          546,149,926.36   100.000

INVESTMENT ADVISER
Fidelity Management & Research Company
Boston, MA

OFFICERS
Edward C. Johnson 3d, President
Robert C. Pozen, Senior Vice President
Robert A. Lawrence, Vice President
Mark P. Snyderman, Vice President
Eric D. Roiter, Secretary
Richard A. Silver, Treasurer
John H. Costello, Assistant Treasurer
Leonard M. Rush, Assistant Treasurer

BOARD OF TRUSTEES
Ralph F. Cox *
Phyllis Burke Davis *
Robert M. Gates *
Edward C. Johnson 3d
E. Bradley Jones *
Donald J. Kirk *
Peter S. Lynch
Marvin L. Mann *
William O. McCoy *
Gerald C. McDonough *
Robert C. Pozen
Thomas R. Williams *

ADVISORY BOARD
J. Gary Burkhead

GENERAL DISTRIBUTOR
Fidelity Distributors Corporation
Boston, MA

TRANSFER AND SHAREHOLDER SERVICING AGENT
Fidelity Investments Institutional Operations Company, Inc.
Boston, MA

CUSTODIAN
The Bank of New York
New York, NY

* INDEPENDENT TRUSTEES